UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2005

Novavax, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26770	22-2816046
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

508 Lapp Road, Malvern, Pennsylvania		19355
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	484-913-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01. Financial Statements and Exhibits.

On March 21, 2005, Novavax, Inc. implemented a measure to control expenses by restructuring the size of its sales force. Based on a detailed analysis of the opportunities in its sales territories balanced with a return on investment, the Company concluded that it was in its best interest to restructure its sales force.

Total estimated cost to be incurred in connection with this restructuring is approximately $190,000 to $210,000. Included in this number are one-time termination benefits of approximately $150,000 to $160,000 that will be paid out over the next 4 weeks, contract termination costs of approximately $30,000 to $40,000 and other associated costs of approximately $10,000.

A copy of the press release announcing the restructuring is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Statements made in this press release that state Novavax's or management's intentions, hopes, beliefs, expectations, or predictions of the future are forward-looking statements. Forward-looking statements include but are not limited to statements regarding product sales, future product development and related clinical trials and statements regarding future research and development. Novavax's actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; competition; unexpected changes in technologies and technological advances; ability to commercialize and manufacture products; results of clinical studies; research and development activities; changes in, or failure to comply with, governmental regulations; and the ability to obtain adequate financing in the future. Additional information is contained in Novavax's annual report on Form 10K for the year ended December 31, 2004. incorporated herein by reference. Statements made herein should be read in conjunction with Novavax's Form 10K . Copies of the filing may be obtained by contacting Novavax at 508 Lapp Road, Malvern, PA 19355 Tel 484-913-1200 or the SEC at www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

March 22, 2005	By:	Dennis W. Genge

Name: Dennis W. Genge
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press Release